SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 23, 2001


            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        001-13693               85-0113644
----------------------------           -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


150 Louisiana N. E., Albuquerque, New Mexico                            87108
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(Address of principal executive offices)                              (Zip Code)


                                 (505) 266-5985
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               Registrant's telephone number, including area code


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On or about January 23, 2001, BOWLIN Outdoor Advertising & Travel Centers Incorporated distributed an information statement about its spin-off of its wholly-owned subsidiary, Bowlin Travel Centers, Inc. The information statement contains a description of the terms of the spin-off, Bowlin Travel Centers, Inc. and Bowlin Travel Centers, Inc. common stock, and is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

        EXHIBIT NO.             DESCRIPTION OF EXHIBIT
        -----------             ----------------------
          99.1                  Information Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOWLIN OUTDOOR ADVERTISING & TRAVEL
                                        CENTERS INORPORATED


Date: January 23, 2001                  By /s/ Michael L. Bowlin
                                           -------------------------------------
                                           Michael L. Bowlin
                                           President and Chief Executive Officer